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                                                                 EXHIBIT (10)(e)

                                AMENDMENT NO. 5

                                      TO

                   The First American Financial Corporation

                      EXECUTIVE SUPPLEMENTAL BENEFIT PLAN

     This Amendment No. 5 to The First American Financial Corporation Executive Supplemental Benefit Plan (hereinafter referred to as the "Plan") is effective as of May 12, 2000, and is made for the purpose of reflecting the change in the name of the sponsor of the Plan ("First American" as defined therein) from "The First American Financial Corporation" to "The First American Corporation," which change became effective on said date.

     1. This Plan shall be known as The First American Corporation Executive Supplemental Benefit Plan (the "Plan).

     2. All references to the name of the Plan that are made in the Plan's introductory paragraph or elsewhere in the Plan document and in any previous amendment thereto shall be deemed to refer to the new name of the Plan as set forth in this Amendment No. 5.

     3. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.


     Executed at Santa Ana, California, on July 19, 2000.

                              The First American Corporation


                              By: /s/ Parker S. Kennedy
                                  ------------------------
                                    Parker S. Kennedy
                              Its:  President



                              By: /s/ Mark R Arnesen
                                  ------------------------
                                    Mark R Arnesen
                              Its:  Secretary